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EXHIBIT 99.3

PRO FORMA CONSOLIDATED BALANCE SHEET

The following pro forma balance sheet has been derived from the balance sheet of Wickliffe International Corporation ("Wickliffe") at June 30, 2002 and adjusts such information to give effect to the acquisition of Shenyang Tianwei Werke Pharmaceuticals Co., Ltd. ("Shenyang Tianwei"), as if the acquisition had occurred at December 31, 2002. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at December 31, 2002. The pro forma balance sheet should be read in conjunction with the notes thereto and Shenyang Tianwei's financial statements and related notes thereto contained elsewhere in this filing.

A pro-forma consolidated balance sheet is essentially the same as Shenyang Tianwei's balance sheet and is presented below.

                                                                 Shenyang
                                           Wickliffe              Tianwei          Adjustments        Pro Forma
                                        -----------------    ----------------    -----------------    ----------------

Cash                                    $              -     $        106,027                   -     $        106,027
Cash held in trust                                     -              149,203                   -              149,203
Accounts receivable                                    -              933,001                   -              933,001
Inventories                                            -            1,324,925                   -            1,324,925
Advances                                               -              291,597                   -              291,597
                                        ----------------     ----------------                         ----------------
  Total current assets                                 -            2,804,753                   -            2,804,753

Property and equipment                                 -               57,695                   -               57,695
Licenses                                               -            1,449,748                   -            1,449,748
                                        ----------------     ----------------                         ----------------

                                        $              -     $      4,312,196                   -     $      4,312,196
                                        ================     ================                         ================

Valued added tax payable                $              -     $      1,212,071                   -     $      1,212,071
Accounts payable                                   2,625                    -                   -                2,625
Accrued expenses                                       -              197,265                   -              197,265
                                        ----------------     ----------------                         ----------------
    Total current liabilities                      2,625            1,409,336                   -            1,411,961

Stockholders' Equity:
  Preferred stock                                      -                    -                   -                    -
  Common stock                                     1,669                    -              (1,669)                   -
  Additional paid-in capital                     174,132            4,472,877            (176,757)           4,470,252
  Accumulated deficit                           (178,426)          (1,570,017)            178,426           (1,570,017)
                                        ----------------     ----------------                         ----------------
    Total Stockholders'
      Equity                                      (2,625)           2,902,860                   -            2,900,235
                                        ----------------     ----------------                         ----------------

                                        $              -     $      4,312,196                   -     $      4,312,196
                                        ================     ================                         ================

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NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

On March 14, 2003, the Registrant acquired 100% of the issued and outstanding shares of Werke Pharmaceuticals, Inc. and its wholly owned operating subsidiary, Shenyang Tianwei Werke Pharmaceuticals Co., Ltd in exchange for 11,420,000 shares of the Registrant's common stock. Following the exchange, there are 12,846,680 shares of the Registrant's common stock outstanding.